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                                                                    EXHIBIT 99.1

                        Banc One Credit Card Master Trust
                    Trust Performance by Series - April 2001
                             Excess Spread Analysis

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Series                                     1996-A
Deal Size                                 $500 MM
Expected Maturity                         5/15/03
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

Yield                                      21.27%
Less    Coupon                              5.08%
        Servicing Fee                       1.50%
        Net Credit Losses                   7.91%
Excess Spread:
        April-01                            6.79%
        March-01                            6.71%
        February-01                         6.47%
Three Month Average Excess Spread           6.66%

Delinquency:
        30 to 59 Days                       1.83%
        60 to 89 Days                       1.25%
        90+ Days                            2.52%
        Total                               5.61%

Payment Rate                               13.07%

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